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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 19, 2003
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                     1-9025                           NOT APPLICABLE.
            (Commission File Number)          (IRS Employer Identification No.)
         7961 SHAFFER PARKWAY, SUITE 5                    80127
                 LITTLETON, CO
    (Address of Principal Executive Offices)            (Zip Code)
                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)
                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)


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                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         PRESS RELEASE DATED NOVEMBER 19, 2003

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      PRO FORMA financial information:

                  Not applicable.

         (c)      Exhibits

                  VISTA GOLD CORP. ANNOUNCES COMPLETION OF RESOURCE STUDY FOR THE YELLOW PINE GOLD PROJECT, OPTION TO PURCHASE THE PROJECT, AND THIRD QUARTER RESULTS.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

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ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION
         OF THE CODE OF ETHICS.

         Not applicable.


ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not applicable


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VISTA GOLD CORP.
                                               (Registrant)

Date: November 19, 2003                        By: /s/  Ronald J. McGregor
                                                  ------------------------
                                               Ronald J.
                                               McGregor
                                               President & CEO


                                  EXHIBIT INDEX

                        EXHIBIT NO.                                PAGE NO.
                        -----------                                --------

99.1  Press release dated November 19, 2003, Vista Gold Corp.         5
      Announces Completion of Resource Study for the Yellow Pine
      Gold Project, Option to Purchase the Project, and Third
      Quarter Results.

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